UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2014

THE MOSAIC COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32327	20-1026454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Campus Drive Suite E490 Plymouth, Minnesota	55441
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 918-8270

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 15, 2014, at the Annual Meeting of Stockholders (the “Annual Meeting”) of The Mosaic Company, a Delaware corporation (“Mosaic”), stockholders approved an amendment to Mosaic’s Certificate of Incorporation (the “Declassification Proposal”) to declassify the Board of Directors (the “Board”). As a result of such approval of the Declassification Proposal, certain amendments approved by the Board to Article II, Sections 2.2 and 2.3, to Mosaic’s Bylaws (the “Bylaws”) to remove references to director classes, also became effective at the close of the Annual Meeting.

The preceding is qualified in its entirety by reference to the copy of said Article II, Sections 2.2 and 2.3, which is attached hereto as Exhibit 3.ii and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Mosaic stockholders (i) approved the Declassification Proposal; (ii) elected five directors (Nancy E. Cooper, Denise C. Johnson, James L. Popowich, James T. Prokopanko and Steven M. Seibert), each for a term of one year expiring in 2015 or until their respective successors have been duly elected and qualified; (iii) approved The Mosaic Company 2014 Stock and Incentive Plan; (iv) ratified the appointment of KPMG LLP as the independent registered public accounting firm to audit Mosaic’s financial statements for the year ending December 31, 2014; and (v) approved, on an advisory basis, the compensation of Mosaic’s Named Executive Officers, as described in the Compensation Discussion and Analysis section, the compensation tables and the related narrative disclosures set forth in Mosaic’s proxy statement for the Annual Meeting (the “Say-on-Pay Advisory Proposal”).

The votes cast with respect to approval of the Declassification Proposal are summarized as follows:

For	Against	Abstained	Broker Non-Votes
286,946,755	353,260	405,577	33,917,598

The votes cast with respect to each director elected for a term of one year expiring in 2015 are summarized as follows:

Director Name	For	Against	Abstain	Broker Non-Votes
Nancy E. Cooper	285,380,630	1,905,809	419,153	33,917,598
Denise C. Johnson	284,569,661	1,849,868	1,286,063	33,917,598
James L. Popowich	284,705,401	2,569,508	430,683	33,917,598
James T. Prokopanko	285,432,841	1,855,113	417,638	33,917,598
Steven M. Seibert	284,434,682	1,971,659	1,299,251	33,917,598

The votes cast with respect to approval of The Mosaic Company 2014 Stock and Incentive Plan are summarized as follows:

For	Against	Abstained	Broker Non-Votes
277,288,650	9,953,212	463,730	33,917,598

The votes cast with respect to ratification of the appointment of KPMG LLP as Mosaic’s independent registered public accounting firm to audit Mosaic’s consolidated financial statements for the year ending December 31, 2014 are summarized as follows:

For	Against	Abstained	Broker Non-Votes
319,231,346	1,848,871	542,973	—

The votes cast with respect to approval, on an advisory basis, of the Say-on-Pay Advisory Proposal are summarized as follows:

For	Against	Abstained	Broker Non-Votes
281,199,745	4,919,001	1,586,846	33,917,598

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Reference is made to the Exhibit Index hereto with respect to the exhibit filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: May 19, 2014	By:	/s/ Richard L. Mack
	Name:	Richard L. Mack
	Title:	Executive Vice President, General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.ii	Amended Article II, Sections 2.2 and 2.3, of the Company’s Bylaws.